UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021

Commission File Number: 000-56142

EVERYTHING BLOCKCHAIN, INC.
(Exact name of registrant as specified in charter)

DELAWARE	82-1091922
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3027 US HIGHWAY 17, FLEMING ISLAND, FL	32003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number 321-802-2474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms “Company,” “our company,” “us,” “Everything Blockchain”, “we” and “our” refer to Everything Blockchain, Inc. unless the context requires otherwise

Item 1.01. Entry into a Material Definitive Agreement.

On July 6, 2021, the Company entered into a settlement agreement with BOTS, Inc. Under the settlement agreement the BOTS agreed to return 250,000 shares of Everything Blockchain Series B Preferred stock to the treasury of Everything Blockchain, Inc., in exchange for the assignment of the $1,400,000 promissory note owed by First Bitcoin Capital Corp to Everything Blockchain, Inc., along with all interest owed to date on the promissory note. In addition, the Company transferred 20,726,120 BIT tokens held by Everything Blockchain to BOTS. This was a related party transaction and was conducted at arm’s length.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Settlement Agreement Note Receivable and Mutual Release between BOTS Inc. and Everything Blockchain, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERYTHING BLOCKCHAIN, INC.

Date: August 4, 2021	By:	/s/ Eric Jaffe
Eric Jaffe,
Chief Executive Officer

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